POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

John R. Woerner	Shweta Jhanji
Gumer C. Alvero	Brian J. McGrane
Michael J. Pelzel	Jeninne C. McGee
Stephen P. Blaske	Colin J. Lundgren
Jeanne P. Stadtlander

Do hereby jointly and severally authorize Dixie L. Carroll, Frank Cias, David H. Weiser or Nicole D. Wood to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated: March 5, 2020

/s/ John R. Woerner John R. Woerner Chairman of the Board and President	/s/ Shweta Jhanji Shweta Jhanji Senior Vice President and Treasurer

/s/ Gumer C. Alvero Gumer C. Alvero Director and Executive Vice President – Annuities	/s/ Brian J. McGrane Brian J. McGrane Director, Executive Vice President and Chief Financial Officer

/s/ Michael J. Pelzel Michael J. Pelzel Senior Vice President – Corporate Tax	/s/ Jeninne C. McGee Jeninne C. McGee Director

/s/ Stephen P. Blaske Stephen P. Blaske Director, Senior Vice President and Chief Actuary	/s/ Colin J. Lundgren Colin J. Lundgren Director

/s/ Jeanne P. Stadtlander Jeanne P. Stadtlander Vice President and Controller

RIVERSOURCE LIFE INSURANCE COMPANY

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource Variable Annuity Account 1		811-07247

Privileged Assets Select Annuity	333-139768

RiverSource Variable Annuity Account		811-7195

RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource Personal Portfolio	333-139757

RiverSource Preferred Variable Annuity	333-139758

Evergreen Essential Variable Annuity	333-139763

Evergreen New Solutions Variable Annuity	333-139763

Evergreen New Solutions Select Variable Annuity	333-139759

Evergreen Pathways Variable Annuity	333-139759

Evergreen Pathways Select Variable Annuity	333-139759

Evergreen Privilege Variable Annuity	333-139759

RiverSource AccessChoice Select Variable Annuity	333-139759

RiverSource Endeavor Select Variable Annuity	333-139763

RiverSource FlexChoice Variable Annuity	333-139759

RiverSource FlexChoice Select Variable Annuity	333-139759

RiverSource Galaxy Premier Variable Annuity	333-139761

RiverSource Innovations Variable Annuity	333-139763

RiverSource Innovations Classic Variable Annuity	333-139763

RiverSource Innovations Classic Select Variable Annuity	333-139763

RiverSource Innovations Select Variable Annuity	333-139763

RiverSource New Solutions Variable Annuity	333-139763

RiverSource Pinnacle Variable Annuity	333-139761

RiverSource Platinum Variable Annuity	333-139760

RiverSource Signature Variable Annuity	333-139762

RiverSource Signature One Variable Annuity	333-139762

RiverSource Signature One Select Variable Annuity	333-139762

RiverSource Signature Select Variable Annuity	333-139760

	1933 Act No.	1940 Act No.
Wells Fargo Advantage Variable Annuity	333-139762

Wells Fargo Advantage Builder Variable Annuity	333-139762

RiverSource Builder Select Variable Annuity	333-139762

Wells Fargo Advantage Choice Select Variable Annuity	333-139759

Wells Fargo Advantage Choice Variable Annuity	333-139759

Wells Fargo Advantage Select Variable Annuity	333-139763

RiverSource Account F		811-3217

RiverSource Variable Retirement & Combination Retirement Annuities	2-73114

RiverSource Employee Benefit Annuity	33-52518

RiverSource Flexible Annuity	33-4173

RiverSource Group Variable Annuity Contract	33-47302

RiverSource Variable Annuity Fund A		811-1653

RiverSource Variable Annuity Fund A	2-29081

RiverSource Variable Annuity Fund B		811-1674

RiverSource Variable Annuity Fund B - Individual	2-29358

RiverSource Variable Annuity Fund B - Group	2-47430

RiverSource Variable Account 10		811-07355

RiverSource Flexible Portfolio Annuity	33-62407

RiverSource Retirement Advisor Variable Annuity	333-79311

RiverSource Retirement Advisor Variable Annuity – Band 3	333-79311

RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311

RiverSource Retirement Advisor Advantage Variable Annuity – Band 3	333-79311

RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311

RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-79311

	1933 Act No.	1940 Act No.
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-79311

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-179358

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013 but prior to May 1, 2017)	333-188218

RiverSource RAVA 5 Choice Variable Annuity	333-229360

RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	333-230376

RiverSource RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	333-237302

RiverSource Retirement Group Variable Annuity Contract I	333-177380

RiverSource Retirement Group Variable Annuity Contract II	333-177381

RiverSource Account SBS		811-06315

RiverSource Symphony Annuity	33-40779

RiverSource MVA Account S-3 file numbers are:	333-230959	N/A

Evergreen Essential Variable Annuity	333-230959

Evergreen New Solutions Variable Annuity	333-230959

Evergreen New Solutions Select Variable Annuity	333-230959

Evergreen Pathways Variable Annuity	333-230959

Evergreen Privilege Variable Annuity	333-230959

Evergreen Pathways Select Variable Annuity	333-230959

RiverSource AccessChoice Select Variable Annuity	333-230959

RiverSource Endeavor Select Variable Annuity	333-230959

RiverSource FlexChoice Variable Annuity	333-230959

RiverSource FlexChoice Select Variable Annuity	333-230959

RiverSource Galaxy Premier Variable Annuity	333-230959

RiverSource Innovations Variable Annuity	333-230959

RiverSource Innovations Classic Variable Annuity	333-230959

	1933 Act No.	1940 Act No.
RiverSource Innovations Classic Select Variable Annuity	333-230959

RiverSource Innovations Select Variable Annuity	333-230959

RiverSource New Solutions Variable Annuity	333-230959

RiverSource Pinnacle Variable Annuity	333-230959

RiverSource Signature Variable Annuity	333-230959

RiverSource Signature One Variable Annuity	333-230959

RiverSource Signature One Select Variable Annuity	333-230959

RiverSource Signature Select Variable Annuity	333-230959

Wells Fargo Advantage Variable Annuity	333-230959

Wells Fargo Advantage Builder Variable Annuity	333-230959

RiverSource Builder Select Variable Annuity	333-230959

Wells Fargo Advantage Choice Select Variable Annuity	333-230959

RiverSource Account MGA	333-230957	N/A

RiverSource Guaranteed Term Annuity	333-230957

RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-230957

RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-230957

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-230957

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-230957

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013)	333-230957

RiverSource Retirement Group Annuity Contract I	333-230957

RiverSource Retirement Group Annuity Contract II	333-230957

RiverSource RAVA 5 Advantage Variable Annuity (offered for contract applications signed on or after 4/29/2019)	333-230957

RiverSource Guaranteed Variable Annuity Contract	333-230958

	1933 Act No.	1940 Act No.
RiverSource Structured Solutions annuity	333-

RiverSource RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	333-239126

RiverSource Variable Life Separate Account		811-4298

RiverSource Single Premium Variable Life Insurance	333-83456

RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-69777

RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-182361

RiverSource Variable Second-To-Die Life Insurance	33-62457

RiverSource Variable Universal Life Insurance	33-11165

RiverSource Variable Universal Life Insurance III	333-69777

RiverSource Succession Select Variable Life Insurance	33-62457

RiverSource Single Premium Variable Life Insurance Policy	2-97637

RiverSource Variable Universal Life 6 Insurance	333-227506

RiverSource Variable Life Account		811-09515

RiverSource Signature Variable Universal Life Insurance	333-84121

RiverSource Account for Smith Barney		811-4652

RiverSource Single Premium Variable Life Insurance Policy	33-5210